UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 1, 2016, the stockholders of Guidewire Software, Inc. (the “Company”) ratified an amendment to the Company’s bylaws providing that Delaware is the exclusive forum for certain legal actions. The amended and restated bylaws are attached as Exhibit 3.1 to this report.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On December 1, 2016, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The four proposals considered at the Annual Meeting are described in detail in the Company's 2016 definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 28, 2016. The following proposals were voted upon and the final results with respect to each such proposal are set forth below:

1.	Election of Two Class II Directors
The stockholders elected each of the two persons named below to serve as a Class II director of the Company for a three-year term that expires at the Company's annual meeting of stockholders in 2019 and until their successors are duly elected and qualified. The results of such vote were:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Craig Conway	66,254,991	1,212,613	3,744,005	98.20
Guy Dubois	66,579,850	887,754	3,744,005	98.68

2.	Ratification of an amendment to the Company's bylaws providing that Delaware is the exclusive forum for certain legal actions
The stockholders ratified an amendment to the Company's bylaws providing that Delaware is the exclusive forum for certain legal actions. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
38,210,414	29,180,976	76,214	3,744,005	56.64

3.	Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2017. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
70,660,049	470,447	81,113	0	99.23

4.	Advisory Vote on Compensation of the Company's Named Executive Officers
The stockholders approved, on an advisory non-binding basis, the compensation of the Company's named executive officers, as disclosed in the Company's 2016 proxy statement. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
66,855,009	530,849	81,746	3,744,005	99.09

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Bylaws of Guidewire Software, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2016

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Richard Hart
Richard Hart
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Bylaws of Guidewire Software, Inc.